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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this Form 10-K of our report dated March 26, 1997 for our audits of the financial statements of Transportation Capital Corp. for the five month period ended May 29, 1996 and the year ended December 31, 1995.



                                          /s/ Arthur Andersen LLP


                                          ARTHUR ANDERSEN LLP

Boston Massachusetts
March 27, 1997